UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 10, 2026

IRON HORSE ACQUISITION II CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43021	98-1885362
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

851 Broken Sound Parkway NW, Suite 230

Boca Raton, FL 33487

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (310) 290-5383

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, $0.0001 par value, and one right	IRHOU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	IRHO	The Nasdaq Stock Market LLC
Rights, each right entitling the holder thereof to receive one-tenth (1/10) of an ordinary share	IRHOR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On November 10, 2026, Iron Horse Acquisition II Corp., a Cayman Islands exempted company (“IRHO”), and Electra Vehicles, Inc., a Delaware corporation (“Electra”), issued a joint press release announcing the filing of Amendment No. 1 to the Registration Statement on Form S-4 with the Securities and Exchange Commission in connection with the proposed business combination contemplated by that certain Merger Agreement, dated as of April 21, 2026, as amended on May 14, 2026 (as amended, the “Merger Agreement”), by and among IRHO, Electra and the other parties thereto. The press release also announced that Electra has raised approximately $5 million in bridge financing.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Important Information About the Business Combination and Where to Find It

In connection with the Business Combination, IRHO and Electra have filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (as amended, the “Registration Statement”), which includes a preliminary proxy statement/prospectus (a “Proxy Statement/Prospectus”), to be used at the extraordinary general meeting of IRHO’s shareholders to approve the Business Combination. After the Registration Statement is declared effective, IRHO will mail a definitive Proxy Statement/Prospectus to its shareholders as of a record date to be established for voting on the Business Combination and other proposals. IRHO may also file other relevant documents regarding the Business Combination with the SEC. IRHO’s shareholders and other interested persons are advised to read the preliminary Proxy Statement/Prospectus and any amendments thereto and, once available, the definitive Proxy Statement/Prospectus, in connection with IRHO’s solicitation of proxies for its extraordinary general meeting of shareholders to be held to approve, among other things, the Business Combination, because these documents contain or will contain important information about IRHO, Electra and the Business Combination. Shareholders may also obtain a copy of the Registration Statement, the preliminary or, once available, definitive Proxy Statement/Prospectus, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by IRHO, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: IRHO’s Chief Executive Officer at 851 Broken Sound Parkway NW, Suite 230, Boca Raton, FL 33487.

Participants in the Solicitation

IRHO and Electra and certain of their respective directors, executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the Business Combination under the rules of the SEC. Information about (i) the directors and executive officers of IRHO is set forth in the IRHO Annual Report on Form 10-K for the year ended November 30, 2025, which was filed with the SEC on February 13, 2026, and (ii) the names of the directors and executive officers of IRHO and Electra and a description of their interests in the Business Combination is contained in the Registration Statement and will be contained in the definitive Proxy Statement/Prospectus when available, which documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

The disclosure herein includes certain statements that are not historical facts but are forward-looking statements within the meaning of the U.S. federal securities laws. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward looking. These forward-looking statements include, but are not limited to, statements regarding the proposed business combination between IRHO and Electra pursuant to the Merger Agreement (the “Business Combination”), the expected timing of the closing of the Business Combination, the expected listing of the combined company’s Class A common stock on The Nasdaq Stock Market under the proposed ticker symbol “AIBR,” the use of proceeds of Electra’s bridge financings, and Electra’s growth strategies, market opportunities, commercial developments and anticipated future performance. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of IRHO’s and Electra’s management and are not predictions of actual performance. These forward-looking statements are subject to a number of risks and uncertainties, as set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the IRHO Annual Report on Form 10-K for the year ended November 30, 2025, which was filed with the SEC on February 13, 2026, and in the Registration Statement, and in those other documents that IRHO has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that neither IRHO nor Electra presently know or that IRHO and Electra currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect IRHO’s and Electra’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. IRHO and Electra anticipate that subsequent events and developments will cause IRHO’s and Electra’s assessments to change. However, while IRHO and Electra may elect to update these forward-looking statements at some point in the future, IRHO and Electra specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing IRHO’s and Electra’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Business Combination, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Current Report on Form 8-K does not constitute either advice or a recommendation regarding any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated November 10, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRON HORSE ACQUISITION II CORP.

By:	/s/ Jose Bengochea
Name:	Jose Bengochea
Title:	Chief Executive Officer

Date: November 10, 2026

3